UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 17, 2026 (March 12, 2026)

ClearOne, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33660	87-0398877
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5225 Wiley Post Way, Suite 500, Salt Lake City, Utah	84116
(Address of principal executive offices)	(Zip Code)

+1 (801) 975-7200

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13e-4©)

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001	CLRO	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).     Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07              Submission of Matters to a Vote of Security Holders.

On March 12, 2026, (i) certain stockholders (collectively, the “Consenting Stockholders”) of ClearOne, Inc. (the “Company”) holding at least a majority of the voting power of the Company’s outstanding shares of capital stock entitled to vote and (ii) holders of at least a majority of the Company’s outstanding shares of Class A Preferred Stock, adopted resolutions by written consent (the “Written Consent”) in lieu of a meeting of stockholders to approve the reincorporation of the Company from the State of Delaware to the State of Nevada by conversion (the “Nevada Reincorporation”). In connection with the Nevada Reincorporation, the Company will file with the U.S. Securities and Exchange Commission an information statement on Schedule 14C (the “Schedule 14C”) that will be mailed to all holders of record of the Company’s voting capital stock as of the close of business on March 4, 2026 (the “Record Date”).  Copies of the proposed plan of conversion, Nevada articles of incorporation and Nevada bylaws will be filed as appendices to the Schedule 14C.

The Consenting Stockholders are, collectively, First Finance, Ltd., Edward Dallin Bagley, Edward Dallin Bagley as trustee of the Edward Dallin Bagley Revocable Living Trust, Lisa Higley as trustee of the Edward Dallin Bagley Irrevocable Living Trust, Bryan Bagley and Carolyn Bagley. As of the close of business on the Record Date, the Consenting Stockholders together held 1,641,162 shares of the Company’s Common Stock and 1,101,385 shares of the Company’s Class A Preferred Stock, representing approximately 61% of the voting power of our outstanding shares of capital stock entitled to vote and approximately 53% of the outstanding shares of Class A Preferred Stock.

In accordance with Rule 14c-2 under the Exchange Act, the Company plans to effectuate the Nevada Reincorporation no earlier than twenty (20) calendar days after the commencement of mailing of the Schedule 14C to the Company’s stockholders.

Item 9.01              Financial Statements and Exhibits

(d)  Exhibits

Exhibit Number	Exhibit Title
104.1	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEARONE, INC.

Date: March 17, 2026	By:	/s/ Simon Brewer
Simon Brewer
Chief Financial Officer